EXHIBIT 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Federal Express Corporation (“FedEx Express”) on Form 10-Q for the period ended February 29, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Cathy D. Ross, Senior Vice President and Chief Financial Officer of FedEx Express, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)     The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of FedEx Express.

Date: March 18, 2004

/s/ Cathy D. Ross
Cathy D. Ross
Senior Vice President
and Chief Financial Officer